Greenville, South Carolina (July 19, 2004) - KEMET Corporation
NYSE:KEM) today reported financial results for the quarter ended June 30, 2004. Net sales for the quarter were $122.4 million and net income before special charges was $0.7 million, or $0.01 per diluted share. Comparisons to prior periods are as follows:


Quarter Ended

---------------

Jun 2004
Mar 2004
Jun 2003

--------
--------
--------

(In Millions, Except Per Share Data)
Net Sales
 $  122.4
 $  117.1
 $ 105.4




Before special charges (non-GAAP)



Net income (loss)
  0.7
  (2.1)
  (3.6)
Net income (loss) per diluted share
  0.01
  (0.02)
   (0.04)




Special after-tax charges
   (2.6)
   (50.0)
 -
Special after-tax charges per diluted share
  (0.03)
 (0.58)
 -




After special charges (GAAP)



Net income (loss)
  (1.9)
 (52.1)
(3.6)
Net income (loss) per diluted share
$   (0.02)
$  (0.60)
$ (0.04)




"Reflecting the continuing improvement in the electronics industry, June 2004 quarter net sales increased 16% and total unit shipments increased 54% compared to the June 2003 quarter," stated Dr. Jeffrey Graves, Chief Executive Officer. "KEMET's capacity utilization is approximately 82%, and we believe industry wide capacity utilization is higher. Mix adjusted average selling prices were basically flat in the June 2004 quarter.

"KEMET's net sales were up 4.5% and total unit shipments were up 2.5% sequentially in the June 2004 quarter. The strongest growth was in Asia and Europe, especially in distribution in those markets. Our expectation in the coming quarter is that, based on the assumption of continued economic growth, unit shipment growth will continue in line with recent quarters and pricing will be consistent with the June quarter.

"Currently, 90% of our production workforce is in low cost locations in the world. We now estimate that virtually all of our commodity production should be in low cost regions by mid 2005. With a strong innovation pipeline, an experienced management team, and a strong balance sheet, I remain confident in KEMET's future."

As of June 30, 2004, KEMET had $253 million in cash and short and long-term investments in marketable securities, $100 million in long-term debt, and $683 million in stockholders' equity.

The company will hold a conference call at 8:30 am ET Tuesday, July 20, 2004, to discuss the earnings release. The call will last approximately one hour, and after an initial presentation, questions will be taken as time permits. To access the call, participants in the United States should dial 1-800-416-8033, and participants outside the United States should dial 1-706-643-0979. Participants should reference "KEMET Corporation" and the Conference ID #: 8398080. An archived replay of the conference call will be available through midnight on August 3, 2004, by calling 1-800-642-1687 inside the United States, and 1-706-645-9291 internationally, and referencing the Conference ID #.

KEMET's common stock is listed on The New York Stock Exchange under the symbol KEM. At the Investor Relations portion of the company's web site at http://www.KEMET.com/IR, users can subscribe to KEMET news releases and can find additional company information.

BUSINESS OUTLOOK

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. Current global economic conditions make it particularly difficult at present to predict product demand and other related matters.

Sales of surface-mount capacitors were 81%, and sales of leaded parts were 19% of total sales for the June 2004 quarter.

By region, 45% percent of total sales for the June 2004 quarter were to customers in North America, 31% were to Asia, 23% were to Europe, and 1% to the rest of the world.

By channel, 56% percent of total sales for the June 2004 quarter were to distribution customers, 23% were to Electronic Manufacturing
Services customers, and 21% were to Original Equipment Manufacturing customers.

Average selling prices for the June 2004 quarter, adjusted for changes in product mix, were basically flat compared to average selling prices for the March 2004 quarter.

On July 2, 2003, KEMET announced the reorganization of its operations around the world resulting in the location of virtually all of commodity production in low cost regions to be completed by mid 2005. KEMET estimates it will incur special charges of approximately $35 million over the period of the reorganization related to movement of manufacturing operations. When the reorganization is complete, the company estimates this will yield an approximate one-year payback based on unit volumes at the time of the announcement, and a $50-60 million savings with volume recovery by fiscal 2006 if unit growth continues as it has in recent quarters.

Various parts of KEMET's announced move of production have occurred in accordance with the anticipated time line. Charges related to movement of manufacturing operations in the June 2004, March 2004, December 2003, and September 2003 quarters were $3 million, $3 million, $10
million and $12 million, respectively. 	The balance of the $35 million
is expected to be realized ratably over the next five quarters. The timing of the special charges is dependent on the timing of operational decisions, some of which have not been finalized, and on operational activities yet to occur.

Summary of special charges in the June 2004 quarter:






(In Millions)
Manufacturing relocation
$          2.6
Income tax benefit
             -

--------------
Special charges net of taxes
$          2.6

==============

For fiscal 2005, KEMET anticipates maintaining our investments in key customer relationships through our direct sales and customer service professionals, as well as our investments in research and development, to maintain our competitive position in the capacitor industry.






























Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------------------
---------------------------------------

2000
2001
2002
2003
2004
Sep 2003
Dec 2003
Mar 2004
Jun 2004

----
----
----
----
----
--------
--------
--------
--------

(In Millions)
SG&A
$52.7
$55.2
$62.3
$54.4
$51.2
$13.0
$11.9
$12.8
$12.9
R&D
$22.1
$24.9
$27.2
$25.3
$24.4
$ 5.9
$ 6.3
$ 6.3
$ 6.3




















Capital expenditures for the June 2004 quarter were $9.4 million.
















Fiscal Year Ended
Fiscal Quarter Ended

----------------------
--------------------------------

2002
2003
2004
Sep 2003
Dec 2003
Mar 2004
Jun 2004

------
------
------
------
------
------
------

(In Millions)








Additions to property, plant and equipment
$  79
$  22
$   26
$   6
$   5
$  12
$   9

=====
=====
=====
=====
=====
=====
=====








During the June 2004 quarter, inventories increased $11 million to $140 million from $129 million at March 31, 2004. Raw materials and supplies increased $6 million in the June 2004 quarter, and finished goods and work in process increased $5 million.


















Mar 2001
Mar 2002
Mar 2003
Mar 2004
Sep 2003
Dec 2003
Mar 2004
Jun 2004

--------
--------
--------
--------
--------
--------
--------
--------

                                     (In Millions)
Raw materials and supplies
$  115
$  118
$   91
$   60
$   70
$   65
$   60
$   66
Work in process and finished goods
   149
   141
    93
    69
    69
    66
    69
    74

------
------
------
------
------
------
------
------

$  264
$  259
$  184
$  129
$  139
$  131
$  129
$  140

======
======
======
======
======
======
======
======

Cash and long and short-term investments in marketable securities during the June 2004 quarter decreased $18 million to $253 million from $271 million at March 31, 2004. Approximately $11 of this is related to increases in inventory, and most of the rest is related to capital expenditures during the quarter.

There was a $2.3 million charge, reported in other (income) expense related to marking an interest rate swap contract to market, reflecting recent increases in interest rates.

QUIET PERIOD

Beginning October 1, 2004, KEMET will observe a Quiet Period during which the Business Outlook as provided in this news release and the company's quarterly report on Form 10-Q will no longer constitute the company's current expectations. During the Quiet Period, the Business Outlook in these documents should be considered to be historical, applying prior to the Quiet Period only and not subject to update by the company. During the Quiet Period, KEMET representatives will not comment concerning the Business Outlook or KEMET's financial results or expectations. The Quiet Period will extend until the day when KEMET's next quarterly earnings release is published.

This release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend that these forward-looking statements be subject to the safe harbor created by that provision. These forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals, and objectives. Our actual results may differ materially from these statements. These risks, trends, and uncertainties, which in some instances are beyond our control, include: risks associated with the cyclical nature of the electronics industry, the requirement to continue to reduce the cost of our products, the competitiveness of our industry, an increase in the cost of our raw materials, the location of several of our plants in Mexico, and the possible loss of key employees. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in these forward-looking statements will be realized. The inclusion of this forward-looking information should not be regarded as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved. Furthermore, past performance in operations and share price is not necessarily predictive of future performance.

KEMET CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in Thousands Except Per Share Data)
                             Unaudited







Three months ended

June 30,

 -------------------------------

   2004
  2003

 -------------
-------------
Income Statement Data:


Net Sales
 $  122,383
 $  105,362
Cost of goods sold
    100,124
     96,289
Selling, general and administrative expenses
     12,878
     13,546
Research and development
      6,297
      5,963
Restructuring and impairment charges
      2,550
          -

 -----------
 -----------
Operating loss
        534
    (10,436)



Interest expense
      1,623
      1,572
Interest income
     (1,910)
       (760)
Other (income) expense
      2,285
     (1,384)
Income tax expense (benefit)
        387
     (6,293)

 -----------
 -----------
Net loss
 $   (1,851)
 $   (3,571)

 ===========
 ===========
Loss Per Share Data:


Net loss per share:


    Basic
 $    (0.02)
 $    (0.04)
    Diluted
 $    (0.02)
 $    (0.04)



Weight-average shares outstanding:


    Basic
 86,494,650
 86,349,086
    Diluted
 86,494,650
 86,349,086



KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheet
(Dollars in Thousands)
Unaudited




June 30, 2004
March 31, 2004

 -------------
 ------------------
ASSETS





Cash and cash equivalents
$     41,327
$    183,528
Short-term investments
      23,122
       3,172
Accounts receivable, net
      58,278
      57,303
Inventories
     139,509
     129,016
Prepaid expenses and other current assets
       5,025
       6,979
Deferred income taxes
      25,010
      29,046

------------
------------
    Total current assets
     292,271
     409,044
Property, plant and equipment, net
     416,330
     424,161
Long-term investments in marketable securities
     188,746
      84,584
Investments in affiliates
       3,420
       3,610
Intangible assets, net
      44,737
      45,088
Other assets
       3,923
       3,321

------------
------------
    Total assets
$    949,427
$    969,808

============
============
Liabilities and Stockholders' Equity





Accounts payable trade
$     33,982
$     38,268
Accrued expenses
      37,804
      41,182
Income taxes payable
      14,666
      15,863

------------
------------
    Total current liabilities
      86,452
      95,313
Long-term debt
     100,000
     100,000
Other non-current obligations
      55,858
      61,623
Deferred income taxes
      24,154
      28,394

------------
------------
    Total liabilities
     266,464
     285,330



Common stock
         879
         879
Additional paid-in capital
     317,891
     317,497
Retained earnings
     393,089
     394,940
Accumulated other comprehensive loss
      (1,586)
      (1,457)
Treasury stock, at cost
     (27,310)
     (27,381)

------------
------------
    Total stockholders' equity
     682,963
     684,478



        Total liabilities and stockholders' equity
$    949,427
$    969,808

============
============


